U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT JANUARY 27, 2003
                         -------------------------------
                        (Date of earliest event reported)


                          CNB FLORIDA BANCSHARES, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)

       0-25988                                                   59-2958616
------------------------                                    --------------------
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

9715 Gate Parkway North
Jacksonville, Florida                                              32246
------------------------                                    --------------------
(Address of principal                                            (Zip Code)
 executive offices)


       Registrant's telephone number, including area code: (904) 997-8484

Item 5.  Other Information.

     On January 27, 2003 CNB Florida Bancshares, Inc. (the "Company") announced financial results for the 2002 fourth quarter and full year results. A copy of the press release announcing the Company's results for the 2002 fourth quarter and full year results is attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              Exhibit No.        Description
              99                 Press  Release  dated January 27, 2003  for CNB
                                 Florida Bancshares, Inc. 2002 Fourth Quarter and Full Year Results


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CNB FLORIDA BANCSHARES, INC.
                                             ----------------------------
                                             (Registrant)

Date: January 27, 2003                       By: /s/ G. Thomas Frankland
                                             ----------------------------
                                             (Signature)

                                             G. Thomas Frankland
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)